Exhibit 10.2

FIRST AMENDMENT TO

CALUMET GP, LLC

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

WHEREAS, Calumet GP, LLC, a Delaware limited liability company (the “Company”), the general partner of Calumet Specialty Products Partners, L.P., a Delaware limited partnership (the “Partnership”), maintains the Calumet GP, LLC Amended and Restated Long-Term Incentive Plan (the “Plan”); and

WHEREAS, pursuant to Section 7(a) of the Plan, the Board may amend the Plan to increase the number of Units available for Awards under the Plan.

NOW, THEREFORE, pursuant to its authority under Section 7(a) of the Plan, the Board hereby amends the Plan as follows, effective as of December 9, 2021 (the “Amendment Effective Date”), subject to the approval of the Partnership’s unitholders:

1.    Section 4(a) of the Plan is hereby amended and restated in its entirety to read as follows:

(a)    Limits on Units Deliverable. Subject to adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan is 5,283,960. Units withheld from an Award to satisfy the exercise price of such Award or the Company’s or an Affiliate’s minimum tax withholding obligations with respect to the Award shall not be considered to be Units delivered under the Plan for this purpose. If any Award is forfeited, cancelled, exercised, or otherwise terminates or expires without the actual delivery of Units pursuant to such Award, the Units subject to such Award shall again be available for Awards under the Plan. There shall not be any limitation on the number of Awards that may be granted and paid in cash.

2.    This First Amendment to the Plan shall be governed by the laws of the State of Delaware without regard to its conflict of laws principles.

3.    All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this First Amendment to Calumet GP, LLC Amended and Restated Long-Term Incentive Plan as of the Amendment Effective Date.

CALUMET GP, LLC

By:	/s/ L. Todd Borgmann
Name: L. Todd Borgmann
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CALUMET GP, LLC

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN